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                             WARNER-LAMBERT COMPANY

                                 1996 STOCK PLAN

                         AS AMENDED TO NOVEMBER 25, 1997






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                             WARNER-LAMBERT COMPANY
                                 1996 STOCK PLAN

                                    ARTICLE I

                                 Purpose of Plan

        Section 1.1.  Purpose.

               (a) The purpose of the 1996 Stock Plan is to provide additional incentive to selected officers and other employees of the Company (as hereinafter defined), to recognize and reward their efforts and accomplishments in order to strengthen the desire of employees to remain with the Company and stimulate their efforts on behalf of the Company and to attract and retain persons of competence, and, by encouraging ownership of a stock interest in the Company, to gain for the Company the advantages inherent in employees having a sense of proprietorship.

               (b) In addition, the Plan (as hereinafter defined) will assist in the attraction and retention of non-employee members of the Board of Directors by providing the opportunity for such Directors to obtain a proprietary interest in the Company's success and progress and with increased flexibility in the timing of the receipt of fees for services on, and attending meetings of, the Board of Directors and committees thereof.

                                   ARTICLE II

                                   Definitions

        Section 2.1. Definitions. Whenever used herein, unless the context otherwise indicates, the following terms shall have the respective meaning set forth below:

        Account:  A Cash Account or a Stock Account.

        Act:  The Securities Exchange Act of 1934, as amended.

        Affiliate: Any corporation, partnership, association, joint-stock company, business trust, joint venture or unincorporated organization controlled, directly or indirectly, by Warner-Lambert. Warner-Lambert shall be deemed to control any such entity if Warner-Lambert possesses, directly or indirectly, the power to direct or cause the direction of its management and policies, whether through the ownership of voting securities, by contract or otherwise.








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                                       2


        Board of Directors (or Board): The Board of Directors of Warner-Lambert.

        Business Day: A day except for a Saturday, Sunday or a legal holiday.

        Cash Account: The Account which reflects the Compensation deferred by a Director pursuant to Section 11.3.

        Cash Credit: A credit to a Director's Cash Account, expressed in whole dollars and fractions thereof, pursuant to Section 11.3.

        Closing Price: The closing price of the Common Stock on the Composite Tape for New York Stock Exchange issues.

        Code:  The Internal Revenue Code of 1986, as amended.

        Committee: The committee appointed to administer the Plan in accordance with Section 12.1 hereof.

        Common Stock: Common Stock, par value $1.00 per share, of Warner-Lambert.

        Company: Warner-Lambert and its Affiliates.

        Compensation: All cash remuneration payable to a Director for services to the Company as a Director or as a consultant, other than reimbursement for expenses, and shall include retainer fees for service on, and fees for attendance at meetings of, the Board and any committees thereof.

        Deferred Compensation Account: An account established by the Company for a Director under a Predecessor Plan.

        Director: Any member of the Board of Directors who is not an employee of the Company or any of its Affiliates.

        Effective Date: The date specified in Article XV hereof.

        Employee: Officers and other employees of the Company or any of its Affiliates (including such persons who are also members of the Board of Directors).

        Fair Market Value: As used in the Plan, the term "Fair Market Value" shall be the mean between the high and low sales prices for Common Stock on the Composite Tape for New York Stock Exchange issues on the date the calculation thereof shall be made. In the event the date of calculation shall be a date on which the Common Stock shall not trade on the New York Stock Exchange, determination of Fair Market Value shall be made as of the first date prior thereto on which the Common Stock shall have traded on the New York Stock Exchange.







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        Grantee: A Participant to whom Rights have been granted in accordance with the provisions of Articles IV and VI hereof.

        Option: The grant to Participants of options to purchase shares of Common Stock in accordance with the provisions of Articles IV and V hereof.

        Optionee: A Participant to whom one or more Options have been granted in accordance with the provisions of Articles IV and V hereof.

        Option Period: The period of time during which an Option may be exercised in accordance with the provisions hereof.

        Option Price: The price per share payable to the Company for shares of Common Stock upon the exercise of an Option.

        Participant: Each Employee to whom a Stock Award is granted under the Plan.

        Performance Awards: Awards made to Employees in accordance with the provisions of Article VIII hereof.

        Plan:  The Warner-Lambert Company 1996 Stock Plan.

        Plan Year:  The calendar year.

        Predecessor Plans: The Warner-Lambert Directors' Fees Deferral Plan, the Warner-Lambert Consulting Fees Deferral Plan, the Deferred Compensation Plan for Directors of Warner-Lambert Company and the Warner-Lambert 1992 Stock Plan.

        Reference Option: An Option, other than an incentive stock option, to which a Right shall relate.

        Reporting Person: A person subject to the reporting requirements of
Section 16(a) of the Act, excluding former officers and directors whose transactions in Common Stock are no longer subject to Section 16 of the Act.

        Restricted Period: The period of time from the date of grant of Restricted Stock until the lapse of restrictions attached thereto.

        Restricted Stock: Common Stock granted under the Plan which is subject to restrictions in accordance with the provisions of Article VII hereof.

        Right: The grant to Participants of rights to acquire shares of Common Stock in accordance with the provisions of Articles IV and VI hereof.

        Secretary: The Secretary of Warner-Lambert.







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                                        4

        Spread: The amount by which the Option Price that would be payable by the Grantee upon the exercise of the Reference Option is less than the Fair Market Value of a share of Common Stock on the date the related Right was granted.

        Stock Account: The Account which reflects the Compensation deferred by a Director pursuant to Section 11.4.

        Stock Award: A grant of Options, Rights, Restricted Stock or Performance Awards in accordance with the provisions hereof.

        Stock Credit: A credit to a Director's Stock Account, expressed in whole shares and fractions thereof, pursuant to Section 11.4.

        Subsidiary: Any corporation (other than Warner-Lambert) in an unbroken chain of corporations beginning with and including Warner-Lambert if, at the time of the granting of a Stock Award, each of the corporations other than the last corporation in said unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        Valuation Date: The date on which a Right is exercised.

        Warner-Lambert: Warner-Lambert Company or any successor to it in ownership of substantially all of its assets, whether by merger, consolidation or otherwise.

                                   Article III

                             Eligibility and Grants

        Section 3.1. Eligibility and Grants. The Committee shall determine the Employees who shall be granted Stock Awards and the number of shares thereof. The Committee may make more than one grant to an Employee during the life of the Plan. Each grant shall be evidenced by a written instrument duly executed by or on behalf of the Company.

        Section 3.2. Share Limitation.

        (a) Stock Awards may not be granted in any year which provide for the issuance of more than 1.65% of the shares of Common Stock outstanding (including issued shares reacquired by the Company) on the January 1 of the year of grant. Restricted Stock may not be granted in any year for more than 20% of the shares authorized under the preceding sentence. Shares of Common Stock issued under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company. Notwithstanding the above limitation, in any year in which Stock Awards (including Restricted Stock) are granted which provide for the issuance of less than the maximum permissible number of shares, the balance of such unused






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                                        5



shares shall be added to the limitation in subsequent years. In addition, if any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the corresponding number of unpurchased shares shall be added to the limitation in subsequent years; provided, however, that if such expired, terminated or cancelled Option shall have been a Reference Option, none of such unpurchased shares shall again become available for purposes of the Plan to the extent that the related Right granted under the Plan is exercised. Further, if any shares of Common Stock granted hereunder are forfeited or such award otherwise terminates without the delivery of such shares upon the lapse of restrictions, the shares subject to such grant, to the extent of such forfeiture or termination, shall be added to the limitation in subsequent years so long as the Participant received no "benefits of ownership" (within the meaning of Section 16 of the Act) in connection with such grant. To the extent permitted by Section 16 of the Act, any shares of Common Stock issued under the Plan through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available under the Plan.

               (b) Stock Awards may not be granted in any year to any individual which provide for the issuance of more than 600,000 shares of Common Stock (as such number shall be adjusted in accordance with Article X). Notwithstanding the above limitation, in any year in which Stock Awards are granted which provide for the issuance of less than the maximum permissible number of shares, the balance of such unused shares shall be added to the limitation in subsequent years.

                                   ARTICLE IV

                       General Terms of Options and Rights

        Section 4.1. Consideration. The Committee shall determine the consideration to the Company for the granting of Options and Rights under the Plan, as well as the conditions, if any, which it may deem appropriate to ensure that such consideration will be received by, or will accrue to, the Company, and, in the discretion of the Committee, such consideration need not be the same, but may vary for Options and Rights granted under the Plan at the same time or from time to time.

        Section 4.2. Number of Options and Rights.

               (a) The Committee may grant more than one Option or Right to an individual during the life of the Plan and, subject to the requirements of
Section 422 of the Code with respect to incentive stock options, such Option or Right may be in addition to, in tandem with, or in substitution for, options or rights previously granted under the Plan or under another stock plan of the Company or of another corporation and assumed by the Company.

               (b) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any prior plan to be conditioned upon the granting to the Employee of a new Option for the same or a different






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                                       6



number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Employee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted.

        Section 4.3. Option and Right Agreements. The Company shall effect the grant of Options and Rights under the Plan, in accordance with determinations made by the Committee, by execution of instruments in writing, in a form approved by the Committee. Each Option and Right shall contain such terms and conditions (which need not be the same for all Options and Rights, whether granted at the same time or at different times) as the Committee shall deem to be appropriate. The Committee may, in its sole discretion, and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options and Rights may be exercised. Except as otherwise provided by the Committee, Options and Rights shall be exercised by submitting to the Company a signed copy of a notice of exercise in a form to be supplied by the Company and the exercise of an Option or Right shall be effective on the date on which the Company receives such notice at its principal corporate offices.

        Section 4.4. Non-Transferability of Option or Right. No Option or Right granted under the Plan to an Employee shall be transferable by the Employee otherwise than by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order" (as defined in the Code), and such Option and Right shall be exercisable, during the Employee's lifetime, only by such Employee.

        Section 4.5. Optionees and Grantees not Stockholders. An Optionee or Grantee or legal representative thereof shall have none of the rights of a stockholder with respect to shares subject to Options or Rights until such shares shall be issued upon exercise of the Option or Right.

        Section 4.6. Certain Events. (a) As used in the Plan, a "Change in Control of Warner-Lambert" shall be deemed to have occurred if (i) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of Warner-Lambert representing twenty percent (20%) or more of the combined voting power of Warner-Lambert's then outstanding securities, (ii) upon the consummation of a merger, consolidation, sale or disposition of all or substantially all of Warner-Lambert's assets or plan of liquidation which is approved by the stockholders of Warner-Lambert (a "Transaction"), or (iii) the composition of the Board at any time during any consecutive twenty-four (24) month period changes such that the Continuity Directors (as hereinafter defined) cease for any reason to constitute at least fifty-one percent (51%) of the Board. For purposes of the foregoing clause
(iii), "Continuity Directors" means those members of the Board who either (a) were directors at the beginning of such consecutive twenty-four (24) month period, or (b)(1) filled a vacancy during such twenty-four (24) month period created by reason of (x) death, (y) a medically determinable physical or mental impairment which






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                                        7

renders the director substantially unable to function as a director or (z) retirement at the last mandatory retirement age in effect for at least two (2) years, and (2) were elected, nominated or voted for by at least fifty-one percent (51%) of the current directors who were also directors at the commencement of such twenty-four (24) month period. Notwithstanding the provisions of Article II hereof, upon the exercise of a Right during the 30-day period following Warner-Lambert obtaining actual knowledge of a Change in Control of Warner-Lambert, "Fair Market Value" of a share of Common Stock on the Valuation Date shall be equal to the higher of (i) the highest closing sale price per share of Common Stock of Warner-Lambert on the Composite Tape for New York Stock Exchange issues during the period commencing 30 days prior to such Change in Control and ending immediately prior to such exercise or (ii) if the Change in Control of Warner-Lambert occurs as a result of a tender or exchange offer or consummation of a Transaction, then the highest price per share of Common Stock pursuant thereto. Any consideration other than cash forming a part or all of the consideration for Common Stock to be paid pursuant to the applicable transaction shall be valued at the valuation placed thereon by the Board. Adjustments, if any, shall be made in accordance with Section 10.1 hereof.

        (b) As used in the Plan, a "Merger of Equals" shall mean either: (a) a Change in Control of Warner-Lambert Company, pursuant to the terms of which the stockholders of Warner-Lambert Company receive consideration, including securities, with an Aggregate Value (as defined below) not greater than 115 percent of the average closing price of the Common Stock of Warner-Lambert Company on the Composite Tape for New York Stock Exchange issues for the twenty business days immediately preceding the earlier of the execution of the definitive agreement pertaining to the transaction or the public announcement of the transaction; or (b) any other Change in Control of Warner-Lambert Company which the Board of Directors, in its sole discretion, determines to be a "Merger of Equals" for the purposes of this provision. For purposes of this section, "Aggregate Value" shall mean the consideration to be received by the stockholders of Warner-Lambert Company equal to the sum of (A) cash, (B) the value of any securities and (C) the value of any other non-cash consideration. The value of securities received shall equal the average closing price of the security on the principal security exchange on which such security is listed for the twenty business days immediately preceding the earlier of the execution of the definitive agreement pertaining to the transaction or the public announcement of the transaction. For securities not traded on a security exchange, and for any other non-cash consideration that is received, the value of such security or such non-cash consideration shall be determined by the Board of Directors.

                                    ARTICLE V

                         Terms and Conditions of Options

        Section 5.1. Types of Options. Options granted under the Plan shall be in the form of (i) incentive stock options as defined in Section 422 of the Code, or (ii)






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                                       8

options not qualifying under such section, or both, in the discretion of the Committee. The status of each Option shall be identified in the Option agreement.

        Section 5.2. Option Price. The Option Price shall be such as shall be fixed by the Committee, subject to adjustment pursuant to Section 10.1 hereof; provided, however, that the Option Price shall not be less than the Fair Market Value of Warner-Lambert Common Stock on the date of grant. The date of the granting of an Option under the Plan shall be the date fixed by the Committee.

        Section 5.3. Period of Option.

               (a) No part of an Option may be exercised unless the Optionee remains in the continuous employ of the Company for the period of time specified by the Committee, except that upon the occurrence of a Change in Control of Warner-Lambert all Options may be exercised without giving effect to the period of employment limitation and the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) with respect to the percent of the total number of shares to which the Option relates which may be purchased from time to time during the Option Period.

               (b) Options will be exercisable thereafter over the Option Period, which, in the case of each Option, shall be a period determined by the Committee and will be exercisable at such times and in such amounts as determined by the Committee at the time each Option is granted. Notwithstanding any other provision contained in this Plan, no Option shall be exercisable after the expiration of the Option Period. Except as provided in Sections 5.4, 5.5 and
5.6 hereof or as otherwise determined by the Committee, no Option may be exercised unless the Optionee is then in the employ of the Company and shall have been continuously so employed since the date of the grant of such Option.

        Section 5.4. Termination of Employment Before Age 55. An Optionee whose employment terminates before age 55, by reason other than death, shall be entitled to exercise such Option, only within the three-month period after the date of such termination of employment and in no event after the expiration of the Option Period, and then only if and to the extent that the Optionee was entitled to exercise the Option at the date of the termination of employment, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) with respect to the percent of the total number of shares to which the Option relates which may be purchased from time to time during the Option Period and have not been removed pursuant to Section 5.3(a).

        Section 5.5. Termination of Employment On or After Age 55. An Optionee whose employment terminates on or after age 55, by reason other than death, shall be entitled to exercise such Option if the Optionee was entitled to exercise the Option at the date of the termination, without, however, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) with respect to the percent of the total number of shares to which the






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                                       9

Option relates which may be purchased from time to time during the Option Period; provided, however, that such Option shall be exercisable until the later of (i) the three-year period after termination of employment, or (ii) the period after termination of employment which is equal to the number of full months that the Option has been outstanding prior to such termination, but in no event after the expiration of the Option Period.

        Section 5.6. Death of Optionee. If an Optionee should die:

               (a) while in the employ of the Company, the Option theretofore granted shall, if the Optionee was entitled to exercise the Option at the date of death, be exercisable by the estate of the Optionee, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, without, however, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to
Section 5.3(b) with respect to the percent of the total number of shares to which the Option relates which may be purchased from time to time during the Option Period; provided, however, that such Option shall be exercisable until the later of (i) the three-year period after termination of employment, or (ii) the period after termination of employment which is equal to the number of full months that the Option has been outstanding prior to such termination, but in no event after the expiration of the Option Period;

               (b) within the three-month period after the date of the termination of employment before age 55, the Option theretofore granted shall be exercisable by the estate of the Optionee, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, but then only if and to the extent that the Optionee was entitled to exercise the Option at the date of death, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) with respect to the percent of the total number of shares to which the Option relates which may be purchased from time to time during the Option Period and have not been removed pursuant to Section 5.3(a); provided, however, that such Option shall be exercisable only within the twelve-month period next succeeding the death of the Optionee and in no event after the expiration of the Option Period; or

               (c) after the date of the termination of employment on or after age 55, the Option theretofore granted shall, if the Optionee was entitled to exercise the Option at the date of death, be exercisable by the estate of the Optionee, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, without, however, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) with respect to the percent of the total number of shares to which the Option relates which may be purchased from time to time during the Option Period; provided, however, that such Option shall be exercisable until the latest of (i) the three-year period after termination of employment, (ii) the period after termination of






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                                       10

employment which is equal to the number of full months that the Option has been outstanding prior to such termination, or (iii) the twelve-month period after the death of the Optionee provided such death occurs before the later of (i) or
(ii), but in no event after the expiration of the Option Period.

        Section 5.7. Payment for shares. Payment for shares of Common Stock shall be made in full at the time of exercise of the Option. Nothing herein shall be construed to prohibit the Company from making a loan or advance to the Optionee for the purpose of financing, in whole or in part, the purchase of optioned shares. Payment of the Option Price shall be made in cash or, with the consent of the Committee, in whole or in part in Common Stock, Stock Awards or other consideration. Payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a third party to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price.

        Section 5.8. Incentive Stock Options. Options granted in the form of incentive stock options shall be subject, in addition to the foregoing provisions, to the following provisions:

               (a) Annual Limit. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Optionee during any calendar year (under the Plan or under any other stock plan of the Company) exceeds $100,000, such options shall be treated as options which are not incentive stock options.

               (b) Ten Percent Shareholder. No incentive stock option shall be granted to any individual who, at the time of the proposed grant, owns Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Warner-Lambert or any Subsidiary.

               (c) Option Period. No incentive stock option shall be exercisable after the expiration of ten years from the date of grant.

               (d) Option Price. The Option Price of an incentive stock option shall not be less than the Fair Market Value per share on the date of grant.

               (e) Subsidiary. Incentive stock options may only be granted to employees of Warner-Lambert and its Subsidiaries.

               (f) Aggregate Limit. The aggregate number of shares of Common Stock which may be issued pursuant to the exercise of incentive stock options shall not exceed the lesser of (i) 20,000,000 shares or (ii) the number of shares determined in accordance with the share limitation specified in Section
3.2 hereof.






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The Company intends that Options designated by the Committee as incentive stock options shall constitute incentive stock options under Section 422 of the Code. Should any of the foregoing provisions not be necessary in order to so comply or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of stockholders of Warner-Lambert.

        Section 5.9. Rollover Options. Notwithstanding anything herein to the contrary, in the event of a Merger of Equals all Options granted hereunder shall become immediately exercisable by the Optionee and the Options shall be converted into options to purchase the stock of the company which other shareholders of Warner-Lambert Company receive in the transaction (the "Rollover Options"). The Rollover Options shall be subject to the same terms and conditions as those applicable to the Options held prior to the Merger of Equals, including, but not limited to, exercisability and Option Period, except as hereinafter provided. If the Aggregate Value consists only of shares of a publicly traded security ("New Security"), each Rollover Option shall entitle the holder to purchase the number of shares of New Security which is equal to the product of (a) the Exchange Ratio (as hereinafter defined) and (b) the number of shares of Common Stock subject to the Option immediately prior to the effective date of the Merger of Equals (rounded to the nearest full number of shares). The exercise price for each Rollover Option shall be the exercise price per share of each Option divided by the Exchange Ratio (rounded to the nearest full cent). For purposes hereof, "Exchange Ratio" shall mean the ratio for exchanging Common Stock held by the stockholders of Warner-Lambert Company for shares of New Security which is set forth in the definitive agreement pertaining to the transaction. If the Aggregate Value consists of consideration other than New Securities, the Board shall make appropriate adjustments to the number of Rollover Options and the exercise price thereof. In addition, with respect to Options granted after March 25, 1997, if an optionee who is not 55 years old is terminated within three (3) years following the Merger of Equals (for a reason other than "Termination for Just Cause," as defined in the Warner-Lambert Company Enhanced Severance Plan), such optionee's Options shall remain exercisable notwithstanding such termination of employment by the Company or any successor or its affiliates and such Options shall be exercisable until two years following the termination of employment, but in no event after the expiration of the Option Period.

                                   ARTICLE VI

                                 Terms of Rights

        Section 6.1. Relation to Option. Each Right shall relate specifically to a Reference Option, then held by, or concurrently granted to, the Grantee. Upon exercise of a Right an amount shall be payable from Warner-Lambert, determined in accordance with Section 6.3 hereof. The Reference Option shall terminate to the extent that the related Right is exercised.






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        Section 6.2. Exercise of Right. A Right shall become exercisable at such time, and in respect of such number of shares of Common Stock, as the Reference Option is then exercisable and such Right shall terminate upon termination of the Reference Option, provided, however, that no Right shall be exercisable unless the Grantee shall have remained in the continuous employ of the Company for the period specified by the Committee, except that upon the occurrence of a Change in Control of Warner-Lambert, all Rights may be exercised without giving effect to the period of employment limitation and the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) with respect to the percent of the total number of shares to which the Right relates which may be purchased from time to time during the Option Period. Except as provided in this Section 6.2, Section 6.5 and Section 6.6, or as otherwise determined by the Committee, no Right shall be exercisable unless at the time of such exercise the Grantee shall be in the employ of the Company.

        Section 6.3. Amount Payable Upon Exercise of Right. Upon the exercise of a Right the amount payable shall be equal to:

               (i) 100% of the Spread but not exceeding the difference between the Option Price and the Fair Market Value of a share of Common Stock on the Valuation Date; plus

               (ii) 125% of the amount, if any, by which the Fair Market Value of a share of Common Stock on the Valuation Date exceeds the Fair Market Value on the date the Right was granted;

multiplied by the number of shares with respect to which the Right is being exercised; provided, however, that the Committee may grant Rights which provide that upon exercise the amount payable shall be equal to 100% of the amount by which the Fair Market Value of a share of Common Stock on the Valuation Date exceeds the Fair Market Value on the date the Right was granted.

        Section 6.4. Form of Payment. The amount payable on exercise of a Right shall be payable in cash, shares of Common Stock valued at their Fair Market Value as of the Valuation Date, or in any combination thereof; provided, however, that the form of payment shall be in the sole discretion of the Committee. In the event that any payment in the form of both cash and shares of Common Stock is made to a Reporting Person, the cash portion of such payment shall be made upon the Grantee becoming taxable in respect of the Common Stock received upon exercise of the Right. Notwithstanding the foregoing, a payment, in whole or in part, of cash may be made to a Reporting Person upon exercise of a Right only if the Right is exercised (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (ii) during any other period permitted under the provisions of Rule 16b-3 promulgated pursuant to the Act. In addition, a payment of cash shall be made to a Reporting Person who has held the Right at least six months from the date of its






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                                       13



grant promptly following a Change in Control of Warner-Lambert which Change in Control is outside the control of any Reporting Person within the meaning of the aforesaid Rule 16b-3. The Company intends that this provision shall comply with the requirements of Rule 16b-3 under the Act. Should this provision not be necessary to comply with the requirements of such Rule or should any additional provision be necessary in order to comply with the requirements of such Rule, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of stockholders of the Company. Any fraction of a share resulting from the above calculation shall be disregarded.

        Section 6.5. Termination of Employment. If, prior to the expiration of a Reference Option, the employment of the Grantee by the Company should terminate, by reason other than death, the related Right shall terminate, except that if, after a Grantee shall have remained in the employ of the Company for the period specified by the Committee, such Grantee's employment should terminate on or after age 55, the Right theretofore granted shall be exercisable until the later of (i) the three-year period after termination of employment, or (ii) the period after termination of employment which is equal to the number of full months that the Reference Option has been outstanding prior to such termination, but in no event after the expiration of the Option Period, without, however, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) hereof.

        Section 6.6. Death of Grantee. If a Grantee should die prior to the termination of the Reference Option:

               (a) while in the employ of the Company, the Right theretofore granted shall, if the Grantee was entitled to exercise the Right at the date of death, be exercisable by the estate of the Grantee, or by a person who acquired the right to exercise such Right by bequest or inheritance or by reason of the death of the Grantee, without, however, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) hereof with respect to the percent of the total number of shares to which the Right relates which may be purchased from time to time during the Option Period; provided, however, that such Right shall be exercisable until the later of (i) the three-year period after termination of employment, or (ii) the period after termination of employment which is equal to the number of full months that the Reference Option has been outstanding prior to such termination, but in no event after the expiration of the Option Period; or

               (b) after the date of the termination of employment on or after age 55, the Right theretofore granted shall, if the Grantee was entitled to exercise the Right at the date of death, be exercisable by the estate of the Grantee, or by a person who acquired the right to exercise such Right by bequest or inheritance or by reason of the death of the Grantee, without, however, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) hereof with respect to the percent of the total number of shares to which the Right relates which may be purchased from time to time during the Option Period; provided, however, that such Right shall be exercisable until the latest of (i) the three-year






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                                       14




period after termination of employment, (ii) the period after termination of employment which is equal to the number of full months that the Reference Option has been outstanding prior to such termination, or (iii) the twelve-month period after the death of the Grantee provided such death occurs before the later of
(i) or (ii), but in no event after the expiration of the Option Period.

        Section 6.7. Limited Rights. Notwithstanding anything herein to the contrary, Limited Rights may be granted hereunder by the Committee with respect to the options granted under this Plan or any other stock option plan of the Company which shall entitle the holder to receive a payment of cash promptly following a Change in Control of Warner-Lambert which Change in Control is outside the control of any Reporting Person within the meaning of Rule 16b-3 under the Act. Such payment of cash shall be made to a Reporting Person only if such person has held such Limited Right at least six months from the date of its grant. Promptly following any such Change in Control, the Optionee shall be entitled to receive a cash payment equal to the excess of the Fair Market Value of a share of Common Stock on the Valuation Date over the Option Price of the related Option multiplied by the number of shares with respect to which the Limited Right relates (in such case the method of determining the Fair Market Value in the third sentence of Section 4.6(a) shall apply). Limited Rights shall expire on the first to occur of their date of payment or expiration of the Limited Right or the related Option. Further, upon payment of a Limited Right, the related Option (and any other Right related thereto) shall be cancelled. Except as otherwise provided herein, the provisions of the Plan relating to Rights shall also apply to Limited Rights.

                                   ARTICLE VII

                    Terms And Conditions Of Restricted Stock

        Section 7.1. General. The restrictions set forth in Section 7.2 shall apply to each grant of Restricted Stock for the duration of the Restricted Period.

        Section 7.2. Restrictions. A stock certificate representing the number of shares of Restricted Stock granted shall be registered in the Participant's name but shall be held in custody by the Company for the Participant's account. Subject to the provisions of Section 7.3, the Participant shall have all rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends and the right to vote such shares, and the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of the certificate until the expiration of the Restricted Period; (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period; (iii) the Participant shall, if requested by the Company, execute and deliver to the Company, a stock power endorsed in blank; and (iv) all of the shares of Restricted Stock still subject to restrictions shall be forfeited and all rights of the Participant to such shares shall terminate without further obligation on the part of the Company if the Participant ceases to be an Employee prior to the expiration of the Restricted Period applicable to such shares. Upon the forfeiture (in whole or in






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                                       15




part) of shares of Restricted Stock, such forfeited shares shall become treasury shares of the Company without further action by the Participant. The Participant shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to Section 10.1 hereof.

        Section 7.3. Terms and Conditions. The Committee shall establish the terms and conditions, which need not be the same for all grants made under the Plan, applicable to the Restricted Stock, and which may include restrictions based upon periods of time, performance (corporate, group, individual or otherwise), combinations thereof or such other restrictions as the Committee shall determine to be appropriate. The Committee may provide for the restrictions to lapse with respect to a portion or portions of the Restricted Stock at different times or upon the occurrence of different events and the Committee may waive, in whole or in part, any or all restrictions applicable to a grant of Restricted Stock. Restricted Stock awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law.

        Section 7.4. Delivery of Restricted Shares. At the end of the Restricted Period as herein provided, a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Participant or the Participant's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but shall pay, in lieu thereof, the fair market value (measured as of the date the restrictions lapse) of such fractional share to the Participant or the Participant's beneficiary or estate, as the case may be. Notwithstanding the foregoing, the Committee may authorize the delivery of the Restricted Stock to a Participant during the Restricted Period, in which event any stock certificates in respect of shares of Restricted Stock thus delivered to a Participant during the Restricted Period applicable to such shares shall bear an appropriate legend referring to the terms and conditions, including the restrictions, applicable thereto.

        Section 7.5.  Certain Events.

               (a) In the event of a Change in Control of Warner-Lambert the rights and privileges of Participants hereunder shall be governed by the following clause (i), clause (ii) or clause (iii), as appropriate:

                    (i) Value of Restricted Stock. All shares of Restricted Stock then outstanding shall be immediately forfeited and shall revert to the Company as treasury shares and, in lieu thereof, each Participant shall receive a cash payment equal to the Value of the Restricted Stock (as hereinafter defined); provided, however, that if the Participant is a Reporting Person at the time of the Change in Control of Warner-Lambert, the provisions of clause
(ii) shall govern the rights and privileges of such Participant.

                  (ii) Reporting Persons. All shares of Restricted Stock previously granted to Participants who are Reporting Persons at the time of the Change in






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

Control of Warner-Lambert, which Change in Control is outside the control of any Reporting Person within the meaning of Rule 16b-3 under the Act, and which are then outstanding and have been outstanding for a period of at least six (6) months, shall be immediately forfeited and shall revert to the Company as treasury shares and, in lieu thereof, such Participant shall receive a cash payment equal to the Value of the Restricted Stock.

                    (iii) Lapse of Restrictions. In the event that clause (ii) shall not become operational with respect to a Participant who is a Reporting Person, all restrictions applicable to shares of Restricted Stock previously granted to such Participant and then outstanding shall expire and such shares shall thereupon be delivered to the Participant free of all restrictions.

               (b) As used in the Plan, the "Value of the Restricted Stock" shall be the higher of (a) the highest closing price per share of Common Stock on the Composite Tape for New York Stock Exchange issues during the 30 day period prior to the Change in Control of Warner-Lambert, or (b) if the Change in Control of Warner-Lambert occurs as a result of a tender or exchange offer or consummation of a Transaction, then the highest price per share of Common Stock pursuant thereto, multiplied by the total number of shares of Restricted Stock granted to such Participant and then outstanding, regardless of whether the restrictions applicable thereto shall have previously lapsed. Any consideration other than cash forming a part or all of the consideration for Common Stock to be paid pursuant to the applicable transaction shall be valued at the valuation placed thereon by the Board of Directors. Adjustments, if any, shall be made in accordance with Section 10.1 hereof.

                                  ARTICLE VIII

                   Terms and Conditions of Performance Awards

        Section 8.1. Terms and Conditions. The Committee may grant Performance Awards, determine the consideration therefor, which may include prior efforts and accomplishments, and establish the terms and conditions thereof, which may include provisions based upon periods of time, performance (corporate, group, individual or otherwise), combinations thereof or such other provisions as the Committee may determine to be appropriate. Performance Awards may consist of shares of Common Stock or awards that are valued by reference to shares of Common Stock (e.g., phantom stock or restricted stock units), cash or such other measure as the Committee shall determine. Performance Awards may provide for payment in shares of Common Stock, cash, other property or any combination thereof as determined by the Committee. Shares of Common Stock issued pursuant to this Section 8.1 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. The Committee shall determine whether payment shall be made in a lump sum, installments or deferred. With respect to Performance Awards which are valued by reference to shares of Common Stock, the Committee shall also determine whether the Participant may be entitled to receive a payment of, or credit equivalent to, any dividends payable with respect to such shares of Common Stock and the terms and conditions applicable thereto. Further, if a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto. The limitations on transfer set forth in Section
4.4 shall be applicable to all Performance Awards.

                                   ARTICLE IX

                        Regulatory Compliance and Listing

        Section 9.1. Regulatory Compliance and Listing. The issuance or delivery of any Stock Awards and shares of Common Stock pursuant thereto may be postponed by the Company for such periods as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of any national securities exchange or any requirements under any other law or regulation applicable thereto, and the Company shall not be obligated to issue or deliver any such awards or shares if the issuance or delivery thereof shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

                                    ARTICLE X

                Adjustment in Event of Changes in Capitalization

        Section 10.1. Adjustments. In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, reorganization, liquidation, or the sale, conveyance, lease or other transfer by Warner-Lambert of all or substantially all of its property, or any other change in the corporate structure or shares of Warner-Lambert, equitable adjustments shall be made to prevent dilution or enlargement of rights
(i) in the number and class of shares authorized to be granted hereunder, (including adjustment to the share limitation of Section 3.2 hereof), (ii) in the number and kind of shares available under any outstanding Stock Awards (including substitution of shares of another corporation), (iii) in the price of any Option, (iv) in the number of Stock Credits in each Director's Stock Account and (v) in any other aspect of the Plan as the Committee shall deem appropriate; provided, however, that in no event may any change be made to an incentive stock option which would constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Stock Awards granted under the Plan shall contain such provisions as are consistent with the foregoing with respect to adjustments to be made in the number and kind of shares covered thereby and in the Option Price in the event of any such change.

                                   ARTICLE XI

                        Directors' Deferred Compensation

        Section 11.1.  Election To Participate.

               (a) Each Director may elect to defer payment of all or any portion of his or her Compensation that is payable during the immediately succeeding Plan Year. Such election must be made with respect to all Compensation payable in such succeeding Plan Year by the date established by the Secretary of the Company but in no event later than December 31 of such preceding Plan Year.

               (b) An election to defer any Compensation shall be: (i) in writing, (ii) delivered to the Secretary, and (iii) irrevocable. A Director may file a new election each Plan Year applicable to the immediately succeeding Plan Year. If no election or revocation of a prior election is received by such date as may be permissible under the preceding paragraph, the election, if any, in effect for such Plan Year will continue to be effective for the immediately succeeding Plan Year. If a Director does not elect to defer Compensation payable during a Plan Year, all such Compensation shall be paid directly to such Director in accordance with resolutions adopted by the Board from time to time.

        Section 11.2. Mode of Deferral. A Director who has elected to defer all or a portion of his or her Compensation as provided in Section 11.1 hereof may further elect to have such deferred amounts credited to a Cash Account, a Stock Account, or a combination of both such Accounts. The Secretary shall maintain such Accounts in the name of the Director. The election referred to in this
Section 11.2 may be made once per year and shall become effective on the January 1st which follows such election; provided, however, that no election to defer amounts into the Stock Account shall become effective unless the transaction qualifies as exempt under Rule 16b-3(d) under the Act. Any such election shall be specified in a writing delivered by the Director to the Secretary and shall be irrevocable. If a Director fails to elect the Account to which deferral shall be made or if any such election would result in a transaction which would not qualify as exempt under Rule 16b-3(d) under the Act, he or she shall be deemed to have elected deferral to the Cash Account. In addition, a Director may cease deferring amounts into the Stock Account at any time by written notice delivered to the Secretary and thereafter such amounts shall be credited to the Cash Account. Compensation deferred to a Cash Account or Stock Account shall result in Cash Credits or Stock Credits, respectively.

        Section 11.3. Cash Account. The Cash Account of a Director shall be credited, as of the day the deferred Compensation otherwise would have been payable to such Director, with Cash Credits equal to the dollar amount of such deferred Compensation. The Cash Account shall be adjusted and increased each year, as if interest was credited thereon, at the rate utilized for adjusting deferred bonus accounts under the Warner-Lambert Company Incentive Compensation Plan.

        Section 11.4. Stock Account. The Stock Account of a Director shall be credited, as of the day the deferred Compensation otherwise would have been payable to such Director, with Stock Credits equal to the number of shares of Common Stock (including fractions of a share) that could have been purchased with






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                                       19



the amount of such deferred Compensation at the Closing Price of shares of Common Stock on the day the deferred Compensation otherwise would have been payable to such Director. As of the date of any dividend record date for the Common Stock, the Director's Stock Account shall be credited with additional Stock Credits equal to the number of shares of Common Stock (including fractions of a share) that could have been purchased, at the Closing Price of shares of Common Stock on such date, with the amount which would have been paid as dividends on that number of shares (including fractions of a share) of Common Stock which is equal to the number of Stock Credits then attributed to the Director's Stock Account; provided, however, that in the event that there is not then in effect an election under Section 11.2 hereof to have any of such Director's Compensation credited to a Stock Account and, further, that the Director has elected under Section 11.5(a) hereof to transfer his or her Stock Account to a Cash Account then the amount which would have been credited to the Stock Account in accordance with this sentence but for this proviso shall instead be credited to such Director's Cash Account. In the case of dividends paid in property other than cash, the amount of the dividend shall be deemed to be the fair market value of the property at the time of the payment of the dividend, as determined in good faith by the Committee.

        Section 11.5.  Conversions.

               (a) Stock Account to Cash Account. Prior to January 1, 1998, a Director may elect to convert all or any portion of his or her Stock Account to his or her Cash Account; provided, however, that no such election shall become effective unless the transaction qualifies as exempt under Rule 16b-3(f) under the Act. The amount to be credited to such Director's Cash Account shall be obtained by multiplying the number of Stock Credits credited to his or her Stock Account as of the last day of the month in which such election is made by the Closing Price of shares of Common Stock on such date.

               (b) Cash Account to Stock Account. A Director may elect to convert all or any portion of his or her Cash Account to his or her Stock Account; provided, however, that no such election shall become effective unless the transaction qualifies as exempt under Rule 16b-3(f) under the Act. The number of Stock Credits to be credited to such Director's Stock Account shall be obtained by dividing the number of Cash Credits credited to his or her Cash Account as of the last day of the month in which such election is made by the Closing Price of shares of Common Stock on such date.

               (c) An election under this Section 11.5 shall be in a writing delivered to the Secretary and may be revoked or revised at any time prior to the last day of the month in which the election is made.

        Section 11.6.  Distribution of Cash Account or Stock Account.

               (a) Distributions in respect of a Director's Cash Account and Stock Account shall become payable in full to such Director, annually, over a period of ten








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




                                       20


(10) years, except as otherwise agreed to by the Committee and the Director, beginning with the first day of the calendar year following the year in which the individual ceases to be a member of the Board of Directors.

               (b) Distributions in respect of a Director's Cash Account shall be made only in cash. Distributions in respect of a Director's Stock Account shall be made only in shares of Common Stock.

        Section 11.7.  Installment Amount.

               (a) The amount of each distribution with respect to a Director's Cash Account shall be the amount obtained by multiplying the balance in such Account by a fraction, the numerator of which is one (1) and the denominator of which is the number of years in which distributions remain to be made (including the current distribution).

               (b) The number of Stock Credits attributable to each distribution shall be equal to the number obtained by multiplying the current number of Stock Credits in such Stock Account by a fraction, the numerator of which is one (1) and the denominator of which is the number of years in which distributions remain to be made (including the current distribution).

        Section 11.8. Financial Hardship. Notwithstanding any other provision hereof, at the written request of a Director or a Director's legal representative, the Committee, in its sole discretion, upon a finding that continued deferral will result in financial hardship to the Director, may authorize (i) the payment of all or a part of a Director's Accounts in a single installment prior to his or her ceasing to be a Director or (ii) the acceleration of payment of any multiple installments thereof; provided, however, that Directors may not receive distributions under this Section 11.8 if such distribution would result in liability of the Director under Section 16 of the Act.

        Section 11.9. Distribution upon Death. Upon the death of a Director, the Committee shall pay all of such Director's Cash Account and Stock Account in a single installment to the beneficiary designated by the Director. All such designations shall be made in writing and delivered to the Secretary. A Director may from time to time revoke or change any such designation by written notice to the Secretary. If there is no designation on file with the Secretary at the time of the Director's death, or if the beneficiary designated therein shall have predeceased the Director, such distributions shall be made to the executor or administrator of the Director's estate. Any distribution under this Section 11.9 shall be made as soon as practicable following notification to the Committee of the Director's death.

        Section 11.10. Certain Events. Notwithstanding any other provision hereof, in the event of a Change in Control of Warner-Lambert which is outside of the control of any Reporting Person within the meaning of Rule 16b-3 under the Act, the balance in the Stock Account of each Director shall be converted to the Cash Account. For this purpose, the balance in the Stock Account shall be determined by






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                                       21



multiplying the number of Stock Credits by the higher of (i) the highest Closing Price during the period commencing 30 days prior to such Change in Control or
(ii) if the Change in Control of Warner-Lambert occurs as a result of a tender or exchange offer or consummation of a Transaction, then the highest price per share of Common Stock pursuant thereto. Any consideration other than cash forming a part or all of the consideration for Common Stock to be paid pursuant to the applicable transaction shall be valued at the valuation placed thereon by the Board of Directors. Adjustments, if any, shall be made in accordance with
Article X hereof. Within 30 days after a Change in Control of Warner-Lambert, each Director may designate a distribution schedule which may provide for a lump sum payment or installment payments over a period of up to 15 years, provided, however, that no payment shall be made for a period of one year after the Change in Control. In the event that a Director shall not make a designation in accordance with the preceding sentence, the balance in the Cash Account shall be distributed in a lump sum one year after the Change in Control.

        Section 11.11. Valuations. Notwithstanding any other provision hereof, in any instance in which a Director's Stock Account is to be valued by reference to the Closing Price of shares of Common Stock on a single day, the Committee may declare such price to be unrepresentative of the market value of such Common Stock and, in lieu thereof, shall base such valuation on the average of the Closing Prices of shares of Common Stock on each Business Day during the calendar quarter ending coincident with or immediately preceding the day which would otherwise serve as the basis for the valuation.

        Section 11.12. Funding. The Company's sole obligation to a Director or any person claiming under or through any Director in respect of the payment of any balance in an Account shall be solely a contractual obligation in accordance with the terms of the Plan. No promise hereunder shall be secured by any specific assets of the Company, nor shall any assets of the Company be designated as attributable or allocated to the satisfaction of such promises.

        Section 11.13. Status of Stock Credits. Stock Credits are not, and do not constitute, shares of Common Stock, and no right as a holder of shares of Common Stock shall devolve upon a Director by reason of his or her participation in the Plan.

        Section 11.14. Non-Trading Date. In the event that the date of the determination of a Closing Price hereunder shall be a date which shall not be a date on which the Common Stock is traded on the New York Stock Exchange, determination of such Closing Price shall be made as of the first date thereafter on which the Common Stock is so traded.

        Section 11.15. No Right To Reelection. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders, nor confer upon any Director the right to remain a member of the Board of Directors.

        Section 11.16. Predecessor Plans. Upon the Effective Date of the Plan, no further benefits shall accrue under any Predecessor Plans and account balances accrued under any Predecessor Plans shall be governed by the provisions of this Plan, except as provided in Section 11.18 hereof.

        Section 11.17. Deferred Compensation Accounts. Upon the Effective Date of the Plan, all Deferred Compensation Accounts shall become subject to the terms and conditions of this Plan in lieu of the terms and conditions of the Predecessor Plans, except as provided in Section 11.18 hereof.

        Section 11.18. Retired Directors. Benefits accrued under Predecessor Plans which are in pay status on the Effective Date shall continue to be paid in accordance with the provisions of the Predecessor Plans.

        Section 11.19. Federal Securities Law. The Company intends that the provisions of this Article XI, and all transactions effected in accordance with this Article XI, shall comply with Rule 16b-3 under the Act. In the event that any provision of this Article XI is not necessary to so comply or any additional provision is necessary to obtain or maintain such compliance, the Committee is authorized to revise the Plan accordingly without obtaining approval of the stockholders of Warner-Lambert. By way of illustration, and not limitation, the Committee may bifurcate the provisions of this Article XI, and such other provisions as it shall deem necessary, into a separate plan (which plan shall be recognized as having received approval of the stockholders of Warner-Lambert), if the Committee shall deem such action necessary to maintain qualification of
Article XI (and transactions thereunder) under Rule 16b-3(d) under the Act and the qualification of the provisions of the Plan affecting Employees (and transactions thereunder) under Rule 16b-3 under the Act.

                                   ARTICLE XII

                                 Administration

        Section 12.1.  Administration.

               (a) The Plan shall be administered by a committee consisting of not less than three members of the Board of Directors, who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. No person who is or, within one year prior thereto, has been eligible to receive an award under the Plan or any other plan of the Company which would result in loss of "disinterested person" status within the meaning of Section 16 of the Act may be a member of the Committee, and no person may be granted a Stock Award while a member of the Committee. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, expressed from time to time by a vote at a meeting (including a meeting held by telephone conference call or in which one or more members of the Committee participate by telephone), or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

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                                       23


               (b) In addition to the Committee's discretionary authority set forth in other Articles hereof, the Committee has discretionary authority to construe and interpret the Plan and is authorized to establish such rules and regulations for the proper administration of the Plan as it may deem advisable and not inconsistent with the provisions of the Plan. All questions arising under the Plan or under any rule or regulation with respect to the Plan adopted by the Committee, whether such questions involve an interpretation of the Plan or otherwise, shall be decided by the Committee, and its decisions shall be conclusive and binding in all cases.

               (c) The Committee has discretionary authority to determine the Employees to whom Stock Awards under the Plan are to be granted, the terms and conditions applicable thereto and the number of shares to be covered by each award. In selecting the individuals to whom Stock Awards shall be granted, as well as in determining the terms and conditions applicable thereto and the number of shares subject to each grant, the Committee shall consider the positions and responsibilities of the Employees being considered, the nature of the services and accomplishments of each, the value to the Company of their services, their present and potential contribution to the success of the Company, the anticipated number of years of service remaining and such other factors as the Committee may deem relevant. The Committee may obtain such advice or assistance as it deems appropriate from persons not serving on the Committee.

        Section 12.2. Stock Awards Committee. In addition, and not in limitation of the authority of the Committee, the Stock Awards Committee (as hereinafter constituted) may grant Stock Awards, in accordance with the provisions of the Plan, including the establishment of the terms and conditions thereof and the consideration to the Company therefor, to Employees who, at the time of the grant, are not Reporting Persons. The Stock Awards Committee, whose members need not serve on the Board of Directors, shall be appointed by, and shall serve at the pleasure of, the Committee. A majority of the Stock Awards Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, expressed from time to time by a vote at a meeting (including a meeting held by telephone conference call or in which one or more members of the Stock Awards Committee participate by telephone), or acts approved in writing by a majority of the Stock Awards Committee, shall be the acts of the Stock Awards Committee. Notwithstanding the foregoing, the Stock Awards Committee may not undertake any action which the provisions of Rule 16b-3, promulgated pursuant to the Act, require to be undertaken by "Non-Employee Directors" (as defined in said Rule) as a condition of the continued qualification of the Plan (and transactions thereunder) under Rule 16b-3.

                                  ARTICLE XIII

                      Termination or Amendment of the Plan

        Section 13.1.  Termination or Amendment.





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




                                       24


               (a) The Board may at any time terminate the Plan and may from time to time alter or amend the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article IX); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Stock Awards granted or the rights of a Director with respect to his or her Accounts prior to such termination, alteration or amendment may not be impaired without the consent of such Participant or Director, as the case may be, and, provided further, without the approval of the Company's stockholders, no alteration or amendment may be made which would require approval of such stockholders as a condition of compliance with Rule 16b-3 under the Act. The Company intends that the Plan (and transactions thereunder) shall comply with the requirements of Rule 16b-3 promulgated pursuant to the Act. Should any provisions hereof not be necessary in order to comply with the requirements of such Rule or should any additional provisions be necessary in order to so comply, the Committee may amend the Plan accordingly, without the necessity of obtaining approval of the stockholders of Warner-Lambert.

               (b) The Committee may at any time adopt any amendment to the Plan which (i)(A) does not increase Plan liabilities by an amount in excess of five million dollars ($5,000,000) and does not increase Plan expense by an amount in excess of five hundred thousand dollars ($500,000) or (B) is required by an applicable law, regulation or ruling, (ii) can be undertaken by the Board of Directors under the terms of the Plan, (iii) does not involve a termination of the Plan, (iv) does not affect the limitations contained in this sentence, and
(v) does not affect the composition or compensation of the Committee.

               (c) The Committee shall have the power to cancel all Rights theretofore granted pursuant to the Plan in the event that it shall determine that the accounting effects of the grant or exercise of Rights under the Plan would not be in the best interests of the Company.

               (d) Any action which may be undertaken by the Committee pursuant to the terms hereof may be undertaken by the Board, except as provided in Rule 16b-3 promulgated pursuant to the Act.

                                   ARTICLE XIV

                                  Miscellaneous

        Section 14.1. No Right To Employment. Nothing in the Plan shall be deemed to confer upon any Participant the right to remain in the employ of the Company.

        Section 14.2. Withholding of Taxes.

               (a) The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder,








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                                       25


payment by the Participant or the Director, as the case may be, of any taxes required by law with respect thereto.

               (b) The Committee may permit any such withholding obligation to be satisfied by reducing the number of shares of Common Stock otherwise deliverable. A Reporting Person may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations (hereinafter a "Withholding Election") only if the election complies with the following conditions: (x) the Withholding Election shall be subject to the disapproval of the Committee and (y) the Withholding Election is made (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or
(ii) during any other period in which a Withholding Election may be made under the provisions of Rule 16b-3 promulgated pursuant to the Act. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

        Section 14.3. No Assignment of Benefits. No benefit payable under the Plan shall, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person. If any person entitled to a benefit hereunder shall be adjudicated a bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such benefit, or if any attempt is made to subject any such benefit to the debts, contracts, liabilities, engagements or torts of any person entitled to such benefit, then such benefit shall, in the discretion of the Committee, cease and terminate, and in that event the Committee may cause such benefit, or any part thereof, to be held or applied for the benefit of such person, his or her spouse, children or other dependents, or any of them, in such manner and in such proportion as the Committee shall determine.

        Section 14.4. Death; Disability; Termination. The Committee shall establish the provisions which shall govern in the event of the death, disability, or termination (including layoff) of a Participant or a Director, which provisions may be different than the provisions otherwise described herein with respect to death, disability, and termination. If, for any reason, the Committee shall determine that it is not desirable because of the incapacity of the person who shall be entitled to receive any payments hereunder, to make such payments directly to such person, the Committee may apply such payment for the benefit of such person in any way that the Committee shall deem advisable or may make any such payment to any third person who, in the judgment of the Committee, will apply such payment for the benefit of the person entitled thereto. In the event of such payment, the Company, the Board of Directors and the Committee shall be discharged from all further liability therefor.








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                                       26


The employment of an Employee who becomes disabled shall be deemed terminated for purposes of the Plan as of the date benefit payments would have commenced under the Warner-Lambert Long Term Disability Benefits Plan had the Participant been enrolled in such plan, except as otherwise provided herein or under Company policy. Absence on leave approved by the Company shall not be considered an interruption of employment for any purpose of the Plan.

        Section 14.5.  Listing and Other Conditions.

               (a) As long as the Common Stock is listed on the New York Stock Exchange, the issue of any shares of stock pursuant to a Stock Award shall be conditioned upon the shares so to be issued being listed on such Exchange. Warner-Lambert shall make application for listing on such Exchange unlisted shares subject to Stock Awards, but shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or Right with respect to such shares shall be suspended until such listing has been effected.

               (b) If at any time counsel to Warner-Lambert shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to a Stock Award is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, Warner-Lambert shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Stock Awards, and the right to exercise any Option or Right shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful.

               (c) Upon termination of any period of suspension under this
Section 14.5, any Stock Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension.

        Section 14.6. Governing Law. This Plan shall be governed by the law of the State of New Jersey (regardless of the law that might otherwise govern under applicable New Jersey principles of conflict of laws).

        Section 14.7. Construction. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

        Section 14.8. Laws of Foreign Jurisdictions. Without amending the Plan, but subject to the limitations specified in Article XIII hereof, the Committee may grant, amend, administer, annul or terminate Stock Awards on such terms and conditions, which may be different from those specified in the Plan, as it may deem necessary or








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                                       27


desirable to make available tax or other benefits of the laws of any foreign jurisdiction.

        Section 14.9. Other Plans. Nothing contained herein shall prevent the Company from adopting additional compensation plans or arrangements.

        Section 14.10. Federal Securities Law. Notwithstanding any other provision of the Plan, no transaction shall be given effect on any date which would, in the opinion of counsel to the Company, result in liability under
Section 16(b) of the Act.

                                   ARTICLE XV

                          Effective Date; Term of Plan

        Section 15.1. Effective Date. The Plan shall be submitted to the stockholders of Warner-Lambert for their approval at the Annual Meeting of Stockholders to be held in 1996. Approval will require the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the meeting. If approved, the Plan shall become effective January 1, 1997.







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                                       28


        Section 15.2. Term of Plan. No Stock Awards may be granted hereunder after April 23, 2007. This Section 15.2 shall not affect any Stock Award granted prior to such date. Further, the provisions of Article XI hereof (as amended from time to time) are ongoing and shall continue until terminated by the Board.


                             WARNER-LAMBERT COMPANY


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